                                                                    Exhibit 99.1
                                                                    ------------
   BSB
Bancorp, Inc.                            News Release
58-68 Exchange St.
Binghamton, New York 13901
--------------------------------------------------------------------------------
                                         For Further Information, Contact:
                                               Rexford C. Decker
                                               Senior Vice President & CFO
                                               (607) 779-2320
                                               Website: www.bsbbank.com

               BSB BANCORP, INC. ANNOUNCES FIRST QUARTER EARNINGS

          Binghamton, NY, April 19, 2001 - BSB Bancorp, Inc. (NASDAQ/NMS:BSBN), holding company for BSB Bank & Trust Company, announced net income for the quarter ended March 31, 2001 of $5,003,000, or $0.49 per diluted share, compared to a loss of $8,131,000, or $0.79 per diluted share for the fourth quarter of 2000, and net income of $5,748,000, or $0.56 per diluted share, for the same quarter in 2000.

          Howard W. Sharp, President and CEO of the Bank said, "While we are satisfied at meeting our earnings expectations, we will continue to focus on increasing return to shareholders. Consistent with our expectations when we significantly increased our loan loss reserves in the fourth quarter last year, non-performing loans rose during the quarter. However, we have begun to see some decline in delinquencies.

          "The formation of a special assets group was completed during the quarter. This group's task will be to manage and dispose of problem assets."

          "We previously announced the hiring of a senior risk manager who during the quarter has completely revamped the bank's lending policies. Along with the hiring of additional relationship managers, I'm confident the steps we have taken to improve credit underwriting are sufficient to protect asset quality in the future. I also believe the combination of improvements to our loan review and risk rating process ensures that our current levels of loan loss reserves are adequate."

          Net interest income was $20,648,000 for the first quarter of 2001, compared to $21,877,000 for the fourth quarter of 2000, and $22,379,000 for the first quarter of 2000. The decrease in net interest income from the fourth quarter of 2000 to the first quarter of 2001 was primarily the result of lower short-term interest rates which reduces the short-term yield on the Bank's loans that are tied to a prime rate. The lower net interest income for the first quarter of 2001 compared to the first quarter of 2000, was attributable to the higher levels of non-performing loans and higher costs of funding in 2001. The provision for credit losses was $4,674,000 for the quarter ended March 31, 2001, $26,913,000 for the fourth quarter of 2000, and $4,608,000 for the quarter ended March 31, 2000.

          As contemplated by our actions in the fourth quarter, non-performing assets increased to $58,233,000 at March 31, 2001, compared to $32,461,000 at December 31, 2000, and $12,229,000 at March 31, 2000. The allowance for possible credit losses increased to

$61,423,000, or 3.46% of period-end loans outstanding at March 31, 2001, from $59,291,000, or 3.26% of period-end loans outstanding at December 31, 2000, and $31,705,000, or 1.82% of period-end loans outstanding at March 31, 2000. Net charge-offs during the first quarter of 2001 amounted to $2,542,000, or 0.57% of average gross loans outstanding, compared to $9,378,000, or 2.07% of average gross loans outstanding during the fourth quarter, and $2,037,000, or 0.47% of average gross loans outstanding in the first quarter of 2000. Non-performing loans at March 31, 2001 were $57,771,000, or 3.26% of total gross loans outstanding, compared to $32,138,000, or 1.77% of gross loans outstanding at December 31, 2000, and $11,485,000, or 0.66% of total gross loans outstanding at March 31, 2000.

          Non-interest income amounted to $2,743,000 for the first quarter of 2001 compared to $3,138,000 for the fourth quarter of 2000, and $3,354,000 for
the first quarter of 2000.   Operating expense for the first quarter of 2001 was
$10,697,000 compared to $11,364,000 for the fourth quarter of 2000, and $11,713,000 for the first quarter of 2000. The outsourcing of the Bank's merchant credit card activity, which started in December of 2000, resulted in nearly offsetting declines of approximately $400,000 in both non-interest income and operating expense. The Bank's Efficiency Ratio, which consists of operating expense divided by recurring revenues (net interest income and non-interest income) on a pre-tax basis, remains very favorable compared to the Bank's peer group, at 45.73% for the first quarter of 2001, 45.43% for the fourth quarter of 2000, and 45.52% for the first quarter of 2000.

          Total assets were $2,270,824,000 at March 31, 2001, $2,311,675,000 at
December 31, 2000, and $2,230,864,000 at March 31, 2000. Shareholders' equity was $155,508,000, or 6.85% of assets, at March 31, 2001, $155,785,000, or 6.74%
of assets at December 31, 2000, and $157,016,000, or 7.04% of assets at March 31, 2000. Book value per share was $15.56 at March 31, 2001, $15.08 at December 31, 2000, and $15.31 at March 31, 2000. Gross loans were $1,774,278,000 at
March 31, 2001, $1,820,267,000 at December 31, 2000, and $1,745,382,000 at March
31, 2000.  Total deposits were $1,785,033,000 at March 31, 2001, $1,881,226,000 at December 31, 2000, and $1,899,278,000 at March 31, 2000. The decline in deposits from March 31, 2000 to March 31, 2001 was primarily the result of the Bank decreasing its' high cost wholesale money desk deposits from $191,289,000 at March 31, 2000 to $79,319,000 at March 31, 2001. Total borrowings increased to $284,848,000 at March 31, 2001 from $225,468,000 at December 31, 2000, and
$135,982,000 at March 31, 2000, as higher cost wholesale deposits were replaced with lower cost borrowed funds.

BSB Bancorp, Inc.
Quarters Ended                                                  March 31,         December 31,          March 31,
                                                                    2001                 2000               2000
                                                                    ----                 ----               ----
Net Income (Loss)                                             $ 5,003,000          $(8,131,000)       $ 5,748,000
Earnings Per Share
  Basic                                                             $0.49               $(0.79)             $0.56
  Diluted                                                           $0.49               $(0.79)             $0.56




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
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BSB BANCORP, INC.                                                            (In Thousands, Except Share Amounts)
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
                                                                               Three Months Ended
                                                                March 31,         December 31,          March 31,
OPERATIONS DATA                                                      2001                 2000               2000
------------------------------------------------------------------------------------------------------------------
Total interest income                                         $    46,035          $    49,110        $    46,280
Total interest expense                                             25,387               27,233             23,901
Net interest income                                                20,648               21,877             22,379
Provision for credit losses                                         4,674               26,913              4,608
Gains (losses) on sale of securities                                   67                    0                  0
Gains (losses) on sale of loans                                        19                   26                  7
Non-interest income                                                 2,743                3,138              3,354
Operating expense                                                  10,697               11,364             11,713
Income tax expense                                                  3,103               (5,105)             3,671
Net income (loss)                                                   5,003               (8,131)             5,748
------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
------------------------------------------------------------------------------------------------------------------
Yield on earning assets (1)                                          8.56%                9.06%              8.72%
Cost of funds (1)                                                    4.84                 5.17               4.64
Interest rate spread during the period (1)                           3.72                 3.89               4.08
Interest rate margin during the period (1)                           3.84                 4.04               4.22
Return on average assets (1)                                         0.88                (1.42)              1.03
Return on average equity (1)                                        12.69               (19.78)             14.81
Equity to assets (2)                                                 6.85                 6.74               7.04
Operating expenses to average assets (1)                             1.88                 1.99               2.10
Efficiency ratio                                                    45.73                45.43              45.52
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Basic earnings                                                      $0.49               $(0.79)             $0.56
Fully diluted                                                       $0.49               $(0.79)             $0.56
Book value (2)                                                     $15.56               $15.08             $15.31
Dividends paid                                                      $0.25                $0.25              $0.25
Dividend payout ratio                                               51.09%             (31.84)%             44.56%
(1) Annualized (2) At period ended
------------------------------------------------------------------------------------------------------------------
                                                                March 31,         December 31,          March 31,
FINANCIAL CONDITION DATA at                                          2001                 2000               2000
------------------------------------------------------------------------------------------------------------------
Assets                                                        $ 2,270,824          $ 2,311,675        $ 2,230,864
Earning assets                                                  2,141,316            2,163,590          2,110,037
Gross loans                                                     1,774,278            1,820,267          1,745,382
Allowance for possible credit losses                              (61,423)             (59,291)           (31,705)
Gross investment securities                                       417,161              404,958            414,164
Unrealized depreciation in AFS securities                           2,328               (3,282)           (18,382)
Deposits                                                        1,785,033            1,881,226          1,899,278
Borrowings                                                        284,848              225,468            135,982
Subordinated debt                                                  30,000               30,000             30,000
Shareholders' equity                                              155,508              155,785            157,016
Non-performing loans                                               57,771               32,138             11,485
Loans, 30-89 days past due                                         35,577               66,490             22,630
Other real estate                                                     462                  323                744
Trust assets                                                      314,813              329,498            348,423
Serviced loans                                                    504,390              516,725            554,815
------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCES  - YTD
------------------------------------------------------------------------------------------------------------------
Assets                                                        $ 2,278,727          $ 2,262,762        $ 2,230,481
Earning assets                                                  2,151,875            2,137,706          2,103,678
Gross loans                                                     1,789,355            1,780,105          1,731,556
Allowance for possible credit losses                              (60,433)             (35,898)           (31,204)
Gross investment securities                                       421,204              407,520            419,752
Unrealized depreciation in AFS securities                            (527)             (16,208)           (18,852)
Deposits                                                        1,802,873            1,891,267          1,887,463
Borrowings                                                        266,574              165,675            141,574
Subordinated debt                                                  30,000               30,000             30,000
Shareholders' equity                                              157,737              160,625            155,276
Shares outstanding                                             10,193,563           10,279,667         10,243,073
Diluted shares outstanding                                     10,268,550           10,357,169         10,336,936

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
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BSB BANCORP, INC.
CONSOLIDATED STATEMENTS OF CONDITION
------------------------------------------------------------------------------------------------------------------

                                                                March 31,         December 31,          March 31,
(Dollars in Thousands, Except Share Data)                            2001                 2000               2000
------------------------------------------------------------------------------------------------------------------
                                                               (unaudited)                             (unaudited)
ASSETS
Cash and due from banks                                       $    51,782          $    65,110        $    47,718
Federal funds sold                                                  8,000
------------------------------------------------------------------------------------------------------------------
 Total cash and cash equivalents                                   59,782               65,110             47,718

Investment securities available for sale                          410,136              391,968            382,703
Investment securities held to maturity                              9,353                9,708             13,079
Mortgages held for sale                                               215                   94
Loans:
Commercial                                                        965,333              997,082            937,426
Consumer                                                          418,347              436,902            457,724
Real estate                                                       390,598              386,283            350,232
------------------------------------------------------------------------------------------------------------------
      Total loans                                               1,774,278            1,820,267          1,745,382
      Less: Net deferred costs                                       (757)                (844)              (577)

       Allowance for possible credit losses                        61,423               59,291             31,705
------------------------------------------------------------------------------------------------------------------
        Net loans                                               1,713,612            1,761,820          1,714,254
Bank premises and equipment                                        14,425               14,418             15,541
Accrued interest receivable                                        15,193               17,002             14,886
Other real estate                                                     462                  323                744
Intangible assets                                                   1,116                1,213              1,502
Other assets                                                       46,530               50,019             40,437
------------------------------------------------------------------------------------------------------------------
                                                              $ 2,270,824          $ 2,311,675        $ 2,230,864
==================================================================================================================

LIABILITIES & SHAREHOLDERS' EQUITY
Due to depositors                                             $ 1,785,033          $ 1,881,226        $ 1,899,278
Borrowings                                                        284,848              225,468            135,982
Other liabilities                                                  15,435               19,196              8,588
Company obligated mandatorily redeemable preferred
 securities of subsidiary, Capital Trust I, holding solely
 junior subordinated debentures of the Company                     30,000               30,000             30,000
------------------------------------------------------------------------------------------------------------------
    Total liabilities                                           2,115,316            2,155,890          2,073,848

Shareholders' equity:
 Preferred Stock, par value $0.01 per share;
    authorized 2,500,000 shares; none issued
 Common Stock, par value $0.01 per share;
    authorized 30,000,000 shares; 11,507,447,
    11,503,272 and 11,430,761 shares issued                           115                  115                114
 Additional paid-in capital                                        38,851               38,789             37,590
 Undivided profits                                                134,725              132,277            143,481
 Accumulated other comprehensive income                             1,356               (1,912)           (10,712)
 Treasury stock, at cost: 1,511,761, 1,175,524,
     and 1,174,216 shares                                         (19,539)             (13,484)           (13,457)
------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                    155,508              155,785            157,016
------------------------------------------------------------------------------------------------------------------
                                                              $ 2,270,824          $ 2,311,675        $ 2,230,864
==================================================================================================================
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
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BSB BANCORP, INC.
CONSOLIDATED STATEMENTS OF INCOME
------------------------------------------------------------------------------------------------------------------
                                                                              Three Months Ended
                                                                March 31,         December 31,          March 31,
(Dollars in Thousands, Except Share Data)                            2001                 2000               2000
------------------------------------------------------------------------------------------------------------------
Interest income:                                               (unaudited)          (unaudited)        (unaudited)
 Interest and fees on loans                                   $    39,346          $    42,622        $    39,568
 Interest on federal funds sold                                        19                   24                 13
 Interest on investment securities                                  6,663                6,469              6,674
 Interest on mortgages held for sale                                    7                   (5)                25
------------------------------------------------------------------------------------------------------------------
    Total interest income                                          46,035               49,110             46,280
------------------------------------------------------------------------------------------------------------------
Interest expense:
 Interest on savings deposits                                       1,075                1,120              1,183
 Interest on time accounts                                         15,353               16,766             15,434
 Interest on money market deposit accounts                          4,412                5,423              4,614
 Interest on NOW accounts                                              76                   79                 88
 Interest on borrowed funds                                         3,862                3,236              1,966
 Interest on mandatorily redeemable preferred
   securities of subsidiary                                           609                  609                616
------------------------------------------------------------------------------------------------------------------
   Total interest expense                                          25,387               27,233             23,901
------------------------------------------------------------------------------------------------------------------
Net interest income                                                20,648               21,877             22,379
Provision for credit losses                                         4,674               26,913              4,608
------------------------------------------------------------------------------------------------------------------
Net interest income after provision for credit losses              15,974               (5,036)            17,771
Gains (losses) on sale of securities                                   67
Losses on sale of loans                                                19                   26                  7
Non-interest income:
 Service charges on deposit accounts                                1,287                1,363              1,213
 Credit card fees                                                      48                  417                402
 Mortgage servicing fees                                              291                  289                320
 Fees and commissions-brokerage services                              202                  183                174
 Trust fees                                                           331                  324                331
 Other charges, commissions, and fees                                 584                  562                914
------------------------------------------------------------------------------------------------------------------
   Total non-interest income                                        2,743                3,138              3,354
------------------------------------------------------------------------------------------------------------------
Operating expense:
 Salaries, pensions, and other employee benefits                    5,355                5,189              5,899
 Building occupancy                                                 1,138                1,126              1,169
 Dealer commission expense                                             84                  104                134
 Computer service fees                                                455                  528                416
 Services                                                           1,539                1,602              1,479
 FDIC insurance                                                        93                  242                 93
 Goodwill                                                              96                   96                 96
 Interchange fees                                                                          323                314
 Other real estate                                                     27                  (21)                46
 Other expenses                                                     1,910                2,175              2,067
------------------------------------------------------------------------------------------------------------------
   Total operating expense                                         10,697               11,364             11,713
------------------------------------------------------------------------------------------------------------------
Income before income taxes                                          8,106              (13,236)             9,419
Provision for income taxes                                          3,103               (5,105)             3,671
------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                             $     5,003          $    (8,131)       $     5,748
==================================================================================================================
Earnings per share:
 Basic                                                              $0.49               $(0.79)             $0.56
 Diluted                                                            $0.49               $(0.79)             $0.56
==================================================================================================================
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